PGIM ETF TRUST

PGIM Floating Rate Income ETF

(the "Fund")

Supplement dated June 27, 2022 to the

Currently Effective Statement of Additional Information (SAI)

Effective July 1, 2022, Securities Finance Trust Company ("eSeclending") will act as securities lending agent for the Fund. Accordingly, the following sections of the SAI are updated as follows.

1.The following paragraph is added to the section of the SAI entitled "OTHER SERVICE PROVIDERS":

SECURITIES LENDING ACTIVITIES. Securities Finance Trust Company ("eSecLending") serves as securities lending agent for the Fund and in that role administers the Fund's securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Fund and eSecLending.

As securities lending agent, eSecLending is responsible for marketing to approved borrowers available securities from the Fund's portfolio. As administered by eSecLending, available securities from the Fund's portfolio are furnished to borrowers either through security-by-security loans effected by eSecLending as lending agent on behalf of the Fund or through an auction process managed and conducted by eSecLending through which a winning bidder (as selected and approved by PGIM Investments on behalf of the Fund) is given the exclusive right to borrow the securities subject to the auction for an agreed-upon period of time.

eSecLending is responsible for the administration and management of the Fund's securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund's custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral is delivered by the borrower(s), and arranging for the investment of cash collateral received from borrowers.

eSecLending receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

As of the date of the SAI, the Fund has not made any payments for these services.

LR1409